As filed with the Securities and Exchange Commission on December 12, 2007

File No. 001-33807

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g)
OF THE SECURITIES EXCHANGE ACT OF 1934

EchoStar Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	26-1232727
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

90 Inverness Circle E. Englewood, Colorado	80112 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(303) 723-1000

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Class A Common Stock, $0.001 par value per share	The NASDAQ Stock Market LLC

Securities to be registered pursuant to Section 12(g) of the Act:
None

EchoStar Holding Corporation

Cross-Reference Sheet Between the Information Statement and Items of Form 10

Information Included in the Information Statement and Incorporated by Reference
into the Registration Statement on Form 10

Our information statement may be found as Exhibit 99.1 to this Form 10. For your convenience, we have provided below a cross-reference sheet identifying where the items required by Form 10 can be found in the information statement.

Item
No.	Caption	Location in Information Statement

1.	Business	See “Summary,” “Risk Factors,” “Cautionary Statement Concerning Forward-Looking Statements,” “The Spin-Off,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”
1A.	Risk Factors	See “Summary,” “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements”
2.	Financial Information	See “Summary,” “Risk Factors,” “Selected Historical and Unaudited Pro Forma Combined and Adjusted Financial Data,” “Unaudited Pro Forma Combined and Adjusted Financial Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
3.	Properties	See “Properties”
4.	Security Ownership of Certain Beneficial Owners and Management	See “Security Ownership of Certain Beneficial Owners and Management”
5.	Directors and Executive Officers	See “Management”
6.	Executive Compensation	See “Management”
7.	Certain Relationships and Related Transactions, and Director Independence	See “Risk Factors,” “Management,” “Certain Relationships and Related Party Transactions” and “Certain Intercompany Agreements”
8.	Legal Proceedings	See “Business — Legal Proceedings”
9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	See “Summary,” “The Spin-Off” and “Description of Our Capital Stock”
10.	Recent Sales of Unregistered Securities	None
11.	Description of Registrant’s Securities to be Registered	See “Description of Our Capital Stock”
12.	Indemnification of Directors and Officers	See “Management” and “Limitation of Liability and Indemnification Matters”
13.	Financial Statements and Supplementary Data	See “Selected Historical and Unaudited Pro Forma Combined and Adjusted Financial Data,” “Unaudited Pro Forma Combined and Adjusted Financial Information,” and “Index to Financial Tables of EchoStar Holding Corporation,” “Index to Statement of Net Assets to be Contributed by EchoStar Communications Corporation,” and “Index to Financial Tables of Sling Media, Inc.” and the financial statements referenced therein
14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	None
15.	Financial Statements and Exhibits	See “Index to Financial Tables of EchoStar Holding Corporation,” “Index to Statement of Net Assets to be Contributed by EchoStar Communications Corporation,” and “Index to Financial Tables of Sling Media, Inc.” and the financial statements referenced therein

(a) List of Financial Statements and Schedules.

The following financial statements are included in the information statement and filed as part of this Registration Statement on Form 10:

(1) Combined Financial Statements of EchoStar Holding Corporation, including Report of Independent Registered Public Accounting Firm;

(2) Statement of Net Assets to be Contributed by EchoStar Communications Corporation, including Report of Independent Registered Public Accounting Firm; and

(3) Consolidated Financial Statements of Sling Media, Inc., including Report of Independent Registered Public Accounting Firm.

The following financial statement schedule for the fiscal years ended December 31, 2006, 2005 and 2004 is included in the information statement and filed as part of this Registration Statement:

None. All schedules have been included in the Combined Financial Statements of EchoStar Holding Corporation or Notes thereto.

(b) Exhibits. The following documents are filed as exhibits hereto:

Exhibit
Number	Exhibit Description

2.1	Form of Separation Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
3.1	Articles of Incorporation of EchoStar Holding Corporation
3.2	Bylaws of EchoStar Holding Corporation
4.1	Specimen Class A Common Stock Certificate of EchoStar Holding Corporation
10.1	Form of Transition Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.2	Form of Tax Sharing Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.3	Form of Employee Matters Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.4	Form of Intellectual Property Matters Agreement between EchoStar Holding Corporation, EchoStar Acquisition L.L.C., Echosphere L.L.C., EchoStar DBS Corporation, EIC Spain SL, EchoStar Technologies Corporation and EchoStar Communications Corporation
10.5	Form of Management Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.6	Manufacturing Agreement, dated as of March 22, 1995, between HTS and SCI Technology, Inc. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-1 of Dish Ltd., Commission File No. 33-81234)
10.7	Agreement between HTS, EchoStar Satellite L.L.C., and ExpressVu Inc., dated January 8, 1997, as amended (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 1996, as amended, Commission File No. 0-26176)
10.8	Agreement to Form NagraStar L.L.C., dated as of June 23, 1998, by and between Kudelski S.A., EchoStar Communications Corporation and EchoStar Satellite L.L.C. (incorporated by reference to Exhibit 10.28 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 1998, Commission File No. 0-26176)
10.9	Satellite Service Agreement, dated as of March 21, 2003, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2003, Commission File No. 0-26176)
10.10	Amendment No. 1 to Satellite Service Agreement dated March 31, 2003 between SES Americom Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended September 30, 2003, Commission File No. 0-26176)

Exhibit
Number	Exhibit Description

10.11	Satellite Service Agreement dated as of August 13, 2003 between SES Americom Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended September 30, 2003, Commission File No. 0-26176)
10.12	Satellite Service Agreement, dated February 19, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2004, Commission File No. 0-26176)
10.13	Amendment No. 1 to Satellite Service Agreement, dated March 10, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2004, Commission File No. 0-26176)
10.14	Amendment No. 3 to Satellite Service Agreement, dated February 19, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2004, Commission File No. 0-26176)
10.15	Amendment No. 2 to Satellite Service Agreement, dated April 30, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended June 30, 2004, Commission File No. 0-26176)
10.16	Amendment No. 4 to Satellite Service Agreement, dated October 21, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.23 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.17	Amendment No. 3 to Satellite Service Agreement, dated November 19, 2004 between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.24 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.18	Amendment No. 5 to Satellite Service Agreement, dated November 19, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.25 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.19	Amendment No. 6 to Satellite Service Agreement, dated December 20, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.26 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.20	Amendment No. 4 to Satellite Service Agreement, dated April 6, 2005, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended June 30, 2005, Commission File No. 0-26176)
10.21	Amendment No. 5 to Satellite Service Agreement, dated June 20, 2005, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended June 30, 2005, Commission File No. 0-26176)
10.22	Form of EchoStar Holding Corporation 2008 Stock Incentive Plan†
10.23	Form of EchoStar Holding Corporation 2008 Employee Stock Purchase Plan†
10.24	Form of EchoStar Holding Corporation 2008 Nonemployee Director Stock Option Plan†
10.25	Form of EchoStar Holding Corporation 2008 Class B CEO Stock Option Plan
21	List of Subsidiaries of EchoStar Holding Corporation
99.1	Preliminary Information Statement of EchoStar Holding Corporation, subject to completion, dated December 12, 2007

†	Management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Registration Statement on Form 10 to be signed on its behalf by the undersigned, thereunto duly authorized.

ECHOSTAR HOLDING CORPORATION

By:	/s/ Charles W. Ergen
Charles W. Ergen
Chairman and Chief Executive Officer

Dated: December 12, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

2.1	Form of Separation Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
3.1	Articles of Incorporation of EchoStar Holding Corporation
3.2	Bylaws of EchoStar Holding Corporation
4.1	Specimen Class A Common Stock Certificate of EchoStar Holding Corporation
10.1	Form of Transition Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.2	Form of Tax Sharing Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.3	Form of Employee Matters Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.4	Form of Intellectual Property Matters Agreement between EchoStar Holding Corporation, EchoStar Acquisition LLC, Echosphere L.L.C., EchoStar DBS Corporation, EIC Spain SL, EchoStar Technologies Corporation and EchoStar Communications Corporation
10.5	Form of Management Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation
10.6	Manufacturing Agreement, dated as of March 22, 1995, between HTS and SCI Technology, Inc. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-1 of Dish Ltd., Commission File No. 33-81234)
10.7	Agreement between HTS, EchoStar Satellite L.L.C. and ExpressVu Inc., dated January 8, 1997, as amended (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 1996, as amended, Commission File No. 0-26176)
10.8	Agreement to Form NagraStar L.L.C., dated as of June 23, 1998, by and between Kudelski S.A., EchoStar Communications Corporation and EchoStar Satellite L.L.C. (incorporated by reference to Exhibit 10.28 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 1998, Commission File No. 0-26176)
10.9	Satellite Service Agreement, dated as of March 21, 2003, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2003, Commission File No. 0-26176)
10.10	Amendment No. 1 to Satellite Service Agreement dated March 31, 2003 between SES Americom Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended September 30, 2003, Commission File No. 0-26176)
10.11	Satellite Service Agreement dated as of August 13, 2003 between SES Americom Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended September 30, 2003, Commission File No. 0-26176)
10.12	Satellite Service Agreement, dated February 19, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2004, Commission File No. 0-26176)
10.13	Amendment No. 1 to Satellite Service Agreement, dated March 10, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2004, Commission File No. 0-26176)
10.14	Amendment No. 3 to Satellite Service Agreement, dated February 19, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended March 31, 2004, Commission File No. 0-26176)

Exhibit
Number	Exhibit Description

10.15	Amendment No. 2 to Satellite Service Agreement, dated April 30, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended June 30, 2004, Commission File No. 0-26176)
10.16	Amendment No. 4 to Satellite Service Agreement, dated October 21, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.23 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.17	Amendment No. 3 to Satellite Service Agreement, dated November 19, 2004 between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.24 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.18	Amendment No. 5 to Satellite Service Agreement, dated November 19, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.25 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.19	Amendment No. 6 to Satellite Service Agreement, dated December 20, 2004, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.26 to the Annual Report on Form 10-K of EchoStar Communications Corporation for the year ended December 31, 2004, Commission File No. 0-26176)
10.20	Amendment No. 4 to Satellite Service Agreement, dated April 6, 2005, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended June 30, 2005, Commission File No. 0-26176)
10.21	Amendment No. 5 to Satellite Service Agreement, dated June 20, 2005, between SES Americom, Inc., EchoStar Satellite L.L.C. and EchoStar Communications Corporation (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of EchoStar Communications Corporation for the quarter ended June 30, 2005, Commission File No. 0-26176)
10.22	Form of EchoStar Holding Corporation 2008 Stock Incentive Plan†
10.23	Form of EchoStar Holding Corporation 2008 Employee Stock Purchase Plan†
10.24	Form of EchoStar Holding Corporation 2008 Nonemployee Director Stock Option Plan†
10.25	Form of EchoStar Holding Corporation 2008 Class B CEO Stock Option Plan
21	List of Subsidiaries of EchoStar Holding Corporation
99.1	Preliminary Information Statement of EchoStar Holding Corporation, subject to completion, dated December 12, 2007

†	Management contract or compensatory plan or arrangement